UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 07, 2013

LANTHEUS MEDICAL IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-169785	51-0396366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 07, 2013, Lantheus Medical Imaging, Inc. (the “Company”) issued its financial results for the three and six months ended June 30, 2013 in its Quarterly Report on Form 10-Q. The Company is furnishing certain supplemental non-GAAP and other financial information relating to the three and six months ended June 30, 2013 and 2012 in the Current Report on Form 8-K.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SUMMARY CONSOLIDATED FINANCIAL DATA

The following table sets forth summary consolidated financial data for Lantheus MI Intermediate, Inc. and subsidiaries for the three and six months ended June 30, 2013 and 2012. The summary consolidated financial data set forth below is not necessarily indicative of future performance. You should read this information together with the Company’s condensed consolidated financial statements and consolidated financial statements included in the Company’s filings with the Securities and Exchange Commission (“SEC”) on Form 10-Q for the three and six months ended June 30, 2013 and Form 10-K for the year ended December 31, 2012, respectively (the Company’s “Periodic Reports”).

(Unaudited)	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2013	2012	2013	2012

Statement of Comprehensive Loss Data:
Total revenues	$70,601	$56,761	$141,619	$142,112
Cost of goods sold	49,654	48,626	97,860	101,161
General and administrative expenses	8,293	7,760	18,546	16,959
Sales and marketing expenses	8,993	8,915	18,790	18,908
Research and development expenses	7,537	10,409	19,535	20,771
Proceeds from manufacturer	—	(3,900)	—	(33,814)
Operating (loss) income	(3,876)	(15,049)	(13,112)	18,127
Interest expense, net	(10,619)	(10,467)	(21,288)	(20,813)
Other (expense) income, net	(87)	281	634	586
Loss before income taxes	(14,582)	(25,235)	(33,766)	(2,100)
Provision (benefit) for income taxes	(82)	(607)	546	1,630
Net loss	$(14,500)	$(24,628)	$(34,312)	$(3,730)
Statement of Cash Flows Data:
Net cash flows provided by (used in):
Operating activities	$(15,963)	$(14,366)	$(16,113)	$20,838
Investing activities	(1,347)	(1,148)	(2,796)	(3,417)
Financing activities	7,687	(457)	7,299	(1,112)
Other Financial Data:
EBITDA(1)	$2,734	$(8,238)	$348	$31,838
Adjusted EBITDA(1)	10,539	(4,093)	21,918	39,879
Capital expenditures	1,347	1,148	2,796	3,192

(1)         EBITDA is defined as net income plus interest, income taxes, depreciation and amortization. EBITDA is a measure used by management to measure operating performance. Adjusted EBITDA is defined as EBITDA, further adjusted to exclude unusual items and other adjustments required or permitted in calculating Adjusted EBITDA under the indenture governing the Company’s notes and the credit agreement for the Company’s revolving credit facility. Adjusted EBITDA is also used by investors to measure a company’s ability to service its debt and meet its other cash needs and by management to measure operating performance. Management believes that the inclusion of the adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about the Company’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance.

EBITDA and Adjusted EBITDA, as presented herein, are supplemental measures of the Company’s performance that are not required by, or presented in accordance with generally accepted accounting principles (“GAAP”). They are not measurements of the Company’s financial performance under GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with GAAP or as alternatives to cash flow from operating activities as measures of the Company’s liquidity.

The Company’s measurement of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies and are not measures of performance calculated in accordance with GAAP. The Company has included information concerning EBITDA and Adjusted EBITDA in this report because it believes that such information is used by certain investors as one measure of a company’s historical performance.

EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of the Company’s operating results or cash flows as reported under GAAP. Some of these limitations are:

•                  they do not reflect the Company’s cash expenditures, or future requirements, for capital expenditures or contractual commitments;

•                  they do not reflect changes in, or cash requirements for, the Company’s working capital needs;

•                  they do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments, on the Company’s debt;

•                  although depreciation is a non-cash charge, the assets being depreciated will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;

•                  they are not adjusted for all non-cash income or expense items that are reflected in the Company’s statements of cash flows; and

•                  other companies in the Company’s industry may calculate these measures differently than the Company does, limiting their usefulness as comparative measures.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as measures of discretionary cash available to the Company’s to invest in the growth of its business. The Company compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA only for supplemental purposes.

For the Company’s GAAP results, please see the condensed consolidated financial statements and consolidated financial statements included in the Company’s Periodic Reports filed with the SEC.

The following table provides a reconciliation of our net income to EBITDA and Adjusted EBITDA for the periods presented:

(Unaudited)	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2013	2012	2013	2012

Net loss	$(14,500)	$(24,628)	$(34,312)	$(3,730)
Interest expense, net	10,619	10,467	21,288	20,813
Provision (benefit) for income taxes(a)	85	(1,022)	274	800
Depreciation and amortization	6,530	6,945	13,098	13,955
EBITDA	2,734	(8,238)	348	31,838
Non-cash stock-based compensation	306	216	563	790
Legal fees(b)	119	389	387	858
Asset write-off(c)	958	655	2,058	1,201
Severance and recruiting costs(d)	400	169	4,491	726
Sponsor fee and other(e)	681	258	938	512
New manufacturer costs(f)	1,347	2,458	2,510	3,954
Run-Rate savings(g)	3,994	—	10,623	—
Adjusted EBITDA	$10,539	$(4,093)	$21,918	$39,879

(a)                                 Represents provision for income taxes less tax indemnification associated with an agreement with Bristol-Myers Squibb.

(b)                                 Represents legal services incurred in connection with our business interruption claim associated with the NRU reactor shutdown in 2009 to 2010.

(c)                                  Represents non-cash losses incurred associated with the write-down of inventory and write-off of long-lived assets.

(d)                                 Represents primarily severance and recruitment costs related to employees, executives and directors. We amended our credit agreement in March 2013.  As a result, we included certain severance and recruitment costs in the year to date 2012 that related to prior quarters of 2012. Included in the year to date 2012 was $292,000 and $494,000 of these costs that related to the three and six months ended June 30, 2012, respectively.

(e)                                  Represents annual sponsor monitoring fee and related expenses, and other non-recurring charges.

(f)                                   Represents internal and external costs associated with establishing new manufacturing sources for our commercial and clinical candidate products. We amended our credit agreement in March 2013. As a result, we included certain internal and external costs associated with establishing new manufacturing sources for our commercial and clinical candidate products in the fourth quarter of 2012 that related to prior quarters of 2012. Included in the fourth quarter of 2012 was $410,000 and $874,000 of these costs that related to the three and six months ended June 30, 2012, respectively.

(g)                                  Represents run-rate cost savings, operating expense reductions and other expense and cost-saving synergies realized or expected to be taken (calculated on a pro forma basis). We amended our credit agreement in March 2013. As a result, we included certain run rate savings in the fourth quarter of 2012 that related to prior quarters of 2012. Included in the fourth quarter of 2012 was $190,000 of run rate savings that related to the first quarter of 2012.  There were no run rate savings related to the three months ended June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS MEDICAL IMAGING, INC.

	By:	/s/ Michael P. Duffy
	Name:	Michael P. Duffy
	Title:	Vice President and General Counsel

Date: August 07, 2013